Exhibit 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Christopher Smernoff, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Ellington Residential Mortgage REIT for the year ended December 31, 2023; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 12, 2024
/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer (Principal Financial and Accounting Officer)